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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported):  MARCH 27, 1998



                            OFFSHORE LOGISTICS, INC.
               (Exact name of registrant as specified in charter)



         DELAWARE                   0-5232                   72-0679819
(State of Incorporation)     (Commission File No.)       (I.R.S. Employer
                                                        Identification No.)


           224 RUE DE JEAN
   P.O. BOX 5-C, LAFAYETTE, LOUISIANA                    70505
(Address of Principal Executive Offices)               (Zip Code)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (318) 233-1221

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                        Exhibit Index Appears on Page 4

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ITEM 5.   OTHER EVENTS.

     On March 27, 1998, Offshore Logistics, Inc., a Delaware corporation (the "Company"), announced that two new long term contracts had been awarded to the Company's affiliate, Bristow Helicopters, Ltd., by Shell UK Exploration and Production. A copy of the press release announcing the award of the contracts is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

  Certain statements made herein and in other public filings and releases by the Company contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All such statements other than statements of historical fact are forward-looking statements. Such forward-looking statements include, without limitation, the statements herein regarding the Company's operations and increased levels of activity and their effects on the Company's future prospects.

  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from the Company's expectations ("Cautionary Statements") may include, but are not limited to, demand for Company services, worldwide activity levels in oil and natural gas exploration, development and production, fluctuations in oil and natural gas prices, unionization and the response thereto of the Company's customers, currency fluctuations, and international political conditions. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     99.1 - Press release of the Company dated March 27, 1998, announcing that two new long term contracts had been awarded to the Company's affiliate, Bristow Helicopters, Ltd., by Shell UK Exploration and Production.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 OFFSHORE LOGISTICS, INC.



Dated: March 27, 1998            /s/ Drury A. Milke
                                 ------------------------------------
                                 Drury A. Milke
                                 Vice President, Chief Financial
                                 Officer, Treasurer and Secretary

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                               INDEX TO EXHIBITS



 Number                            Exhibit
--------                           -------
  99.1 Press release of the Company dated March 27, 1998, announcing that two new long term contracts had been awarded to the Company's affiliate, Bristow Helicopters, Ltd., by Shell UK Exploration and Production.

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